Exhibit 99.1

For Further Information:
Waste Management, Inc.
Analysts: Greg Nikkel - 713.265.1358
Media: Lynn Brown - 713.394.5093
Web site: http://www.wm.com

WMI #08-10

Waste Management Announces Preliminary
Second Quarter 2008 Revenue and Earnings Per Diluted Share

HOUSTON – July 14, 2008 – Waste Management, Inc. (NYSE: WMI) today announced preliminary revenue and earnings per diluted share results for the second quarter of 2008. Waste Management expects to report revenues of $3.49 billion, a 3.9% increase compared with the second quarter of 2007. Reported earnings for the second quarter of 2008 are expected to be $0.64 per diluted share, which includes a combined $0.02 to $0.03 per diluted share benefit to earnings from favorable income tax items and a reduction in interest expense associated with the early retirement of a senior note. Adjusting for these items, Waste Management expects earnings to be $0.61 or $0.62 per diluted share, which exceeds the current Wall Street consensus estimate of $0.58 per diluted share.

As previously announced, the Company plans to release its financial results for the second quarter of 2008 prior to the opening of the stock market on July 29, 2008 and will host a conference call that day to discuss in detail the quarter’s results.

David P. Steiner, Waste Management’s CEO, stated, “Our preliminary second quarter 2008 revenue and earnings per diluted share reflect the strength of our operations and our continued ability to achieve our financial objectives. Our internal revenue growth from yield on base business and volume are similar in this quarter to those in the first quarter of 2008.”

These expected second quarter operating results are preliminary and subject to management and the Company's auditors completing their quarterly closing review procedures.

Waste Management, Inc., based in Houston, Texas, is the leading provider of comprehensive waste management services in North America. Through its subsidiaries, the Company provides collection, transfer, recycling and resource recovery, and disposal services. It is also a leading developer, operator and owner of waste-to-energy and landfill gas-to-energy facilities in the United States. The Company’s customers include residential, commercial, industrial, and municipal customers throughout North America.

Cautionary Statement Regarding Non-GAAP Financial Information
This press release contains a discussion of earnings per diluted share, as adjusted for certain items, which is a non-GAAP measure, as defined in Regulation G of the Securities Exchange Act of 1934, as amended. The Company reports its financial results in compliance with GAAP, but believes that also discussing non-GAAP measures provides investors with (i) additional, meaningful comparisons of current results to prior periods’ results by excluding items that the Company does not believe reflect its fundamental business performance and (ii) financial measures the Company uses in the management of its business.

Cautionary Statement Regarding Forward-Looking Information
This press release contains forward-looking statements. In addition, the Company, and others on its behalf, in the future may make statements that constitute forward-looking statements. The forward-looking statements that the Company makes are the Company’s expectations, opinions, views or beliefs at the point in time of issuance but may change at some future point in time. By issuing estimates or making statements based on current expectations, opinions, views or beliefs, the Company has no obligation, and is not undertaking any obligation, to update such estimates or statements or to provide any other information relating to such estimates or statements. Outlined below are some of the risks that the Company faces and that could affect our financial statements for 2008 and beyond and that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. We caution you not to place undue reliance on any forward-looking statements, which speak only as of their dates. The risks that we face include the following:

•	the accounting review of our second quarter of 2008 is not complete and there could be adjustments from that review;

•
competition may negatively affect our profitability or cash flows, our price increases may have negative effects on volumes and price roll-backs and lower than average pricing to retain and attract customers may negatively affect our yield on base business;

•	we may be unable to maintain or expand margins if we are unable to control costs or raise prices;

•
we may not be able to successfully execute or continue our operational or other margin improvement plans and programs, including pricing increases; passing on increased costs to our customers; reducing costs due to our operational improvement programs; and divesting under-performing assets and purchasing accretive businesses, any of which could negatively affect our revenue and margins;

•	weather conditions cause our quarter–to-quarter results to fluctuate, and harsh weather or natural disasters may cause us to temporarily shut down operations;

•	inflation, higher interest rates and other general and local economic conditions may negatively affect the volumes of waste generated, our financing costs and other expenses;

•	possible changes in our estimates of costs for site remediation requirements, final capping, closure and post-closure obligations, compliance and regulatory requirements may increase our expenses;

•
regulations, including regulations to limit greenhouse gas emissions, may negatively impact our business by, among other things, restricting our operations, increasing costs of operations or requiring additional capital expenditures;

•	if we are unable to obtain and maintain permits needed to open, operate, and/or expand our facilities, our results of operations will be negatively impacted;

•
limitations or bans on disposal or transportation of out-of-state, cross-border, or certain categories of waste, as well as mandates on the disposal of waste, can increase our expenses and reduce our revenue;

•	fuel price increases or fuel supply shortages may increase our expenses or restrict our ability to operate;

•	increased costs to obtain financial assurance or the inadequacy of our insurance coverages could negatively impact our liquidity and increase our liabilities;

•	possible charges as a result of shut-down operations, uncompleted development or expansion projects or other events may negatively affect earnings;

•	fluctuating commodity prices may have negative effects on our operating revenue and expenses;

•
trends toward recycling, waste reduction at the source and prohibiting the disposal of certain types of wastes could have negative effects on volumes of waste going to landfills and waste-to-energy facilities;

•
efforts by labor unions to organize our employees may increase operating expenses and we may be unable to negotiate acceptable collective bargaining agreements with those who have been chosen to be represented by unions, which could lead to labor disruptions, including strikes and lock-outs, which could adversely affect our results of operations and cash flows;

•
negative outcomes of litigation or threatened litigation or governmental proceedings may increase our costs, limit our ability to conduct or expand our operations, or limit our ability to execute our business plans and strategies;

•
problems with the operation of our current information technology or the development and deployment of new information systems could decrease our efficiencies, increase our costs, or lead to an impairment charge;

•	the adoption of new accounting standards or interpretations may cause fluctuations in reported quarterly results of operations or adversely impact our reported results of operations; and

•
we may reduce or eliminate our dividend or share repurchase program or we may need to raise additional capital if cash flows are less than we expect or capital expenditures or acquisition spending are more than we expect, and we may not be able to obtain any needed capital on acceptable terms.

Additional information regarding these and/or other factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

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